SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934




        Date of Report (date of earliest event reported) November 5, 1998


                                   SENETEK PLC
                             ----------------------
             (Exact name of Registrant as specified in its Charter)



                                 UNITED KINGDOM
                             ----------------------
                 (State or other jurisdiction of incorporation)



         0-14691                                         77-0039728
       ------------                                    --------------
  Commission File No.                      I.R.S. Employer Identification Number


   23 PALACE STREET,  LONDON                              SW1E 5HW
 -------------------------------                       --------------
Address of principal executive Office                     Zip Code


                               011-44-171-828-4800
                            -------------------------
               Registrant's telephone number, including area code








ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           The Registrant ("Company"), on November 5, 1998, by a resolution of its Board of Directors, resolved to engage the auditing firm of Deloitte & Touche.

           The resolution to change accountants was recommended and approved by the Audit Committee and the Board of Directors of the Company.



                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   London, England
         6 November 1998
                                                SENETEK PLC
                                                -------------
                                                (Registrant)


                                                /S/ STEWART SLADE
                                                --------------------
                                                Stewart Slade
                                                Chief Financial Officer